Exhibit 99.1


FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                          973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                             FIRST QUARTER EARNINGS
                             ----------------------

     WEST ORANGE, NJ, October 29, 2003 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.8 billion holding company for New Jersey-based Penn Federal Savings Bank, announced earnings of 47 cents per diluted share for its first fiscal quarter ended September 30, 2003. Earnings for the comparable prior year quarter were 50 cents per diluted share.

     Joseph L. LaMonica, President and Chief Executive Officer of PennFed, noted that "the challenges that we experienced in Fiscal 2003 continued into our first quarter of fiscal 2004."

     Total assets at September 30, 2003 of $1.778 billion reflected a decline from $1.812 billion at June 30, 2003. One- to four-family mortgage loan production for the September 2003 quarter of $178 million represented the highest quarterly level in PennFed's history. The balance in this portfolio, however, continued to decline during the quarter due to the effects of continued accelerated prepayments on loans as well as the sale of over $56 million of one- to four-family mortgage loans.

     As a result of the low interest rate environment and as a means of managing interest rate risk and long-term profitability, the Company continues to sell predominately conforming, fixed rate one- to four-family loan production. For the quarter ended September 30, 2003, as part of its mortgage banking activities, PennFed recorded $334,000 of gains from loan sales.


                                     -more-

PennFed 4Q-2003
Page 2

     Net interest margin for the three months ended September 30, 2003 was reported as 2.11%, down from 2.28% for the three months ended June 30, 2003. Approximately 0.15% of the total 0.17% margin compression is attributable to the Company's adoption of Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). Pursuant to FIN 46, the Company's trust preferred subsidiaries are no longer consolidated and the costs associated with the related issuance of trust preferred securities are now reflected as interest expense. Previously, these costs had been categorized as non-interest expense. The decrease in net interest income is offset by a decrease in non-interest expense resulting in no overall effect on net income.

     PennFed's deposit composition continued to show reduced levels of certificates of deposit and increased reliance on core deposits (checking, money market and savings accounts). As of September 30, 2003, core deposits represent 50% of total deposits compared to 48% at June 30, 2003. During September, Penn Federal Savings Bank opened its 22nd branch located on Chestnut Street in the Ironbound section of Newark. Mr. LaMonica commented that, "After being open less than two months, deposits at this community branch total over $8 million."

     For the three months ended September 30, 2003 service charges and other non-interest income, while greater than the prior year quarter, showed a modest decline when compared to the June 2003 quarter. With a recent rise in interest rates, income associated with loan prepayments and modifications slowed.

     Asset quality remained exceptional. Non-performing assets totaled $2.2 million, or 0.12% of total assets at September 30, 2003. Furthermore, the Company's current quarter expense ratio also remained strong at 1.28%. The expense ratio for the three months ended September 30, 2002 was 1.51%, but because this was prior to the adoption of FIN 46 this ratio included 0.23% of expense associated with trust preferred securities.


                                     -more-

PennFed 4Q-2003
Page 3


     PennFed continues to employ stock repurchases as a means of utilizing capital. During the September 2003 quarter, the Company repurchased 50,000 shares for a total cost of $1.4 million.

     PennFed stockholders of record as of November 14, 2003 will be paid a cash dividend of $0.10 per share on November 28, 2003. The Company's dividend policy will continue to be reviewed on a regular basis.

     Penn Federal Savings Bank maintains 22 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###
                           NOTE: SEE FINANCIAL TABLES



                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                            September 30,           June 30,          September 30,
                                                                2003                  2003                 2002
                                                           ----------------     -----------------    -----------------
Selected Financial Condition Data:
     Cash and cash equivalents                             $    80,655          $     83,046         $    52,427
     Investments, net and FHLB stock                           379,407               369,462             208,538
     Mortgage-backed securities, net                            82,548                93,632             155,889
     Loans held for sale                                        11,530                11,496               4,437
     Loans receivable:
       One- to four-family mortgage loans                      895,274               935,064           1,143,734
       Commercial and multi-family real estate loans           164,269               165,905             161,021
       Consumer loans                                          115,305               116,658             118,541
       Allowance for loan losses                                (6,279)               (6,284)             (6,038)
       Other, net                                                6,300                 6,079               8,489
                                                           ----------------     -----------------    -----------------
     Loans receivable, net                                   1,174,869             1,217,422           1,425,747

     Other intangible assets                                     2,721                 3,175               4,535
     Other assets                                               46,439                34,219              31,014
                                                           ----------------     -----------------    -----------------
     Total assets                                          $ 1,778,169          $  1,812,452         $ 1,882,587
                                                           ================     =================    =================

     Deposits:
       Checking and money market                           $   169,710          $    172,898         $   167,648
       Savings                                                 371,672               355,118             326,695
       Certificates of deposit and accrued interest            539,472               566,650             672,461
                                                           ----------------     -----------------    -----------------
     Total deposits                                          1,080,854             1,094,666           1,166,804

     FHLB advances                                             495,465               504,465             504,465
     Other borrowings                                           24,390                26,644              25,420
     Junior subordinated debentures                             42,003                30,005                   0
     Other liabilities                                          15,902                28,216              22,104
     Preferred securities of Trust, net                              0                11,621              44,556
     Stockholders' equity                                      119,555(a)           116,835              119,238
                                                           ----------------     -----------------    -----------------
     Total liabilities and stockholders' equity            $ 1,778,169          $  1,812,452         $ 1,882,587
                                                           ================     =================    =================

     Book value per share  (b)                             $     17.65          $      17.41         $    16.98
     Tangible book value per share  (b)                    $     17.25          $      16.94         $    16.33

     Equity to assets                                             6.72%                 6.45%               6.33%
     Tangible equity to tangible assets                           6.58%                 6.28%               6.11%

Asset Quality Data:
     Non-performing loans                                  $     2,164          $      1,682         $     2,431
     Real estate owned, net                                         28                    28                  28
                                                           ----------------     -----------------    -----------------
     Total non-performing assets                           $     2,192          $      1,710         $     2,459
                                                           ================     =================    =================

     Non-performing loans to total loans                          0.18%                 0.14%               0.17%
     Non-performing assets to total assets                        0.12%                 0.09%               0.13%
     Allowance for loan losses to non-performing loans          290.16%               373.60%             248.38%
     Allowance for loan losses to total gross loans               0.53%                 0.51%               0.42%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                 8.97%                 8.73%               8.59%
     Core capital ratio (requirement - 4.00%)                     8.97%                 8.73%               8.59%
     Risk-based capital ratio (requirement - 8.00%)              17.57%                17.21%              16.29%


(a) Common shares outstanding as of September 30, 2003 totaled 6,870,178 shares.

(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.



                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                              For the three months ended
                                                                     September 30,
                                                           ------------------------------
                                                              2003              2002
                                                           -------------     ------------
Selected Operating Data:
   Interest and dividend income                            $     23,741      $    29,001
   Interest expense                                              14,804           17,211
                                                           -------------     ------------
        Net interest and dividend income                          8,937           11,790
   Provision for loan losses                                          0              225
                                                           -------------     ------------
   Net interest and dividend income
        after provision for loan losses                           8,937           11,565
   Non-interest income:
        Service charges                                           1,303            1,123
        Net gain from real estate operations                          0                2
        Net gain on sales of loans                                  334              231
        Other                                                       373              226
                                                           -------------     ------------
        Total non-interest income                                 2,010            1,582
   Non-interest expenses:
        Compensation & employee benefits                          3,324            3,481
        Net occupancy expense                                       423              403
        Equipment                                                   486              517
        Advertising                                                  56               87
        Amortization of intangibles                                 455              474
        Federal deposit insurance premium                            44               48
        Preferred securities expense                                  0            1,092
        Other                                                       911            1,015
                                                           -------------     ------------
        Total non-interest expenses                               5,699            7,117
                                                           -------------     ------------
   Income before income taxes                                     5,248            6,030
   Income tax expense                                             1,875            2,206
                                                           -------------     ------------
   Net income                                              $      3,373      $     3,824
                                                           =============     ============

   Weighted avg. no. of diluted common shares (c)             7,233,777        7,655,481
   Diluted earnings per common share (c)                   $       0.47      $      0.50

   Return on average common equity                                11.47%           12.81%

   Return on average assets                                        0.76%            0.81%

   Average earning assets                                  $  1,715,887      $ 1,821,783

   Yield on average interest-earning assets                        5.51%            6.34%
   Cost of average interest-bearing liabilities                    3.55%            4.01%
                                                           -------------     ------------
   Net interest rate spread                                       1.96%            2.33%
                                                           =============     ============

   Net interest margin                                             2.11%            2.62%

   Non-interest exp. as a % of avg. assets                         1.28%            1.51%
   Efficiency ratio                                               47.90%           49.69%

   Loan originations and purchases:
        One- to four-family mortgage loans                 $    178,333      $    89,379
        Commercial and multi-family real estate loans             9,072           19,828
        Consumer loans                                           22,732           18,187
                                                           -------------     ------------
        Total loan originations and purchases              $    210,137      $   127,394
                                                           =============     ============

(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.



                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                           For the three months ended
                                                      ---------------------------------------------------------------------------
                                                        Sep. 30,      Jun. 30,         Mar.31,         Dec. 31,         Sep. 30,
                                                          2003          2003            2003             2002             2002
                                                      ------------   -----------     ------------    ------------     -----------
Selected Operating Data:
   Interest and dividend income                       $    23,741    $    24,433     $    25,576         $ 27,361     $    29,001
   Interest expense                                        14,804         14,548          14,787           16,410          17,211
                                                      ------------   -----------     ------------    ------------     -----------
        Net interest and dividend income                    8,937          9,885          10,789           10,951          11,790
   Provision for loan losses                                    0              0             100              200             225
                                                      ------------   -----------     ------------    ------------     -----------
   Net interest and dividend income
        after provision for loan losses                     8,937          9,885          10,689          10,751           11,565
   Non-interest income:
        Service charges                                     1,303          1,585           1,294           1,230            1,123
        Net gain from real estate operations                    0              0               1               0                2
        Net gain on sales of loans                            334            571             498             563              231
        Other                                                 373            261             220             266              226
                                                      ------------   -----------     ------------    ------------     -----------
        Total non-interest income                           2,010          2,417           2,013           2,059            1,582
   Non-interest expenses:
        Compensation & employee benefits                    3,324          3,302           3,358           3,313            3,481
        Net occupancy expense                                 423            384             498             407              403
        Equipment                                             486            514             544             510              517
        Advertising                                            56             56              36              31               87
        Amortization of intangibles                           455            459             465             468              474
        Federal deposit insurance premium                      44             45              49              50               48
        Preferred securities expense                            0          2,362           1,092           1,092            1,092
        Other                                                 911          1,045             982             941            1,015
                                                      ------------   -----------     ------------    ------------    -------------
        Total non-interest expenses                         5,699          8,167           7,024           6,812            7,117
                                                      ------------   -----------     ------------    ------------     -----------
   Income before income taxes                               5,248          4,135           5,678           5,998            6,030
   Income tax expense                                       1,875          1,621           2,106           2,174            2,206
                                                      ------------   -----------     ------------    ------------     -----------
   Net income                                         $     3,373    $     2,514     $     3,572     $     3,824      $     3,824
                                                      ============   ===========     ============    ============     ===========

   Weighted avg. no. of diluted common shares (d)       7,233,777      7,290,877       7,464,791       7,526,698        7,655,481
   Diluted earnings per common share (d)              $      0.47    $      0.34     $      0.48     $      0.51      $      0.50

   Return on average common equity                          11.47%          8.54%          11.89%          12.84%           12.81%

   Return on average assets                                  0.76%          0.56%           0.79%           0.82%            0.81%

   Average earning assets                             $ 1,715,887    $ 1,741,302     $ 1,754,724     $ 1,791,775      $ 1,821,783

   Yield on average interest-earning assets                  5.51%          5.61%           5.85%           6.08%            6.34%
   Cost of average interest-bearing liabilities              3.55%          3.55%           3.64%           3.86%            4.01%
                                                      ------------   -----------     ------------    ------------     -----------
   Net interest rate spread                                  1.96%          2.06%           2.21%           2.22%            2.33%
                                                      ============   ===========     ============    ============     ===========

   Net interest margin                                       2.11%          2.28%           2.45%           2.47%            2.62%

   Non-interest exp. as a % of avg. assets                   1.28%          1.81%           1.55%           1.46%            1.51%
   Efficiency ratio                                         47.90%         62.66%          51.24%          48.76%           49.69%

   Loan originations and purchases:
        One- to four-family mortgage loans              $ 178,333    $   113,411     $   154,118     $   172,637      $    89,379
        Commercial and multi-family real estate loans       9,072         11,039           9,196           8,986           19,828
        Consumer loans                                     22,732         32,842          19,939          18,807           18,187
                                                      ------------   -----------     -----------     -----------      -----------
        Total loan originations and purchases           $ 210,137    $   157,292     $   183,253     $   200,430      $   127,394
                                                      ============   ===========     ===========     ===========      ===========

(d) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.


                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


           CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGE
           -----------------------------------------------------------

                                                                                  For the three months ended
                                                       ---------------------------------------------------------------------------
                                                         Sep. 30,     Jun. 30,         Mar.31,         Dec. 31,         Sep. 30,
                                                           2003          2003           2003             2002             2002
                                                      ------------   ------------    ------------    ------------     ------------
   Reported net income                                $     3,373    $     2,514     $     3,572     $     3,824      $     3,824

   Non-recurring charges:
        Accelerated amortization on PennFed
          Capital Trust I issuance costs                        0          1,514               0               0                0
        Tax effect                                              0           (530)              0               0                0
                                                      ------------   ------------    ------------    ------------    -------------
        Non-recurring charges, net of taxes                     0            984               0               0                0

                                                      ------------   ------------    ------------    ------------    -------------
   "Adjusted" net income                              $     3,373    $     3,498     $     3,572     $     3,824      $     3,824
                                                      ============   ============    ============    ============    =============

   Weighted avg. no. of diluted common shares (e)       7,233,777      7,290,877       7,464,791       7,526,698        7,655,481
   Diluted earnings per common share (e)              $      0.47    $      0.48     $      0.48     $      0.51      $      0.50

   Return on average common equity                          11.47%         11.89%          11.89%          12.84%           12.81%

   Return on average assets                                  0.76%          0.78%           0.79%           0.82%            0.81%

   Non-interest exp. as a % of avg. assets                   1.28%          1.47%           1.55%           1.46%            1.51%
   Efficiency ratio                                         47.90%         50.35%          51.24%          48.76%           49.69%


(e) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.